Exhibit 99.1

FOR IMMEDIATE RELEASE:

February 9, 2024

NiSource Inc. Announces Redemption of All Depositary Shares Representing Interests in Its 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock and Series B-1 Preferred Stock

MERRILLVILLE, Ind. - NiSource Inc. (NYSE: NI) (“NiSource”) announced today that it will redeem all outstanding shares of its 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share (the “Series B Preferred Stock”) and Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share (the “Series B-1 Preferred Stock”), and the corresponding depositary shares representing interests in the outstanding shares of the Series B Preferred Stock and the Series B-1 Preferred Stock (the “Depositary Shares”), on March 15, 2024 (the “Redemption Date”).

All 20,000,000 Depositary Shares (NYSE: NI PR B) (CUSIP No. 65473P 881), each representing a 1/1,000th ownership interest in one share of the Series B Preferred Stock and a 1/1,000th ownership interest in one share of the Series B-1 Preferred Stock, will be redeemed on the Redemption Date, simultaneously with the redemption of the Series B Preferred Stock and the Series B-1 Preferred Stock, at a redemption price of $25.00001 per Depositary Share.

The previously declared dividends of $406.25 per share of the Series B Preferred Stock (equal to $0.40625 per Depositary Share) for the full regular quarterly dividend period from, and including, December 15, 2023 to, but excluding, March 15, 2024 will be paid separately on March 15, 2024 to holders of record on February 23, 2024 in the customary manner. Accordingly, the redemption price of $25.00001 per Depositary Share does not include any accumulated and unpaid dividends. On and after the Redemption Date, dividends on the redeemed Series B Preferred Stock and the corresponding Depositary Shares will cease to accumulate.

The Depositary Shares are held through The Depository Trust Company (DTC) and will be redeemed in accordance with the procedures of DTC. Payment to DTC for the Depositary Shares will be made by Computershare Inc. and Computershare Trust Company, N.A., collectively, as redemption agent, in accordance with the Deposit Agreement governing the Depositary Shares. The address for the redemption agent is as follows:

Computershare Trust Company, N.A.

Attn: Corporate Actions

150 Royall St.

Canton, MA 02021

About NiSource

References in this press release to “NiSource” refer to NiSource Inc. and “we,” “us” or “our” refer collectively to NiSource and its subsidiaries.

NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.3 million natural gas customers and 486,000 electric customers across six states through its local Columbia Gas and NIPSCO brands. Based in Merrillville, Indiana, NiSource’s approximately 7,200 employees are focused on safely delivering reliable and affordable energy to our customers and communities we serve. NiSource is a member of the Dow Jones Sustainability Index—North America. NI-F

Forward-Looking Statements

This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements in this press release include, but are not limited to, statements concerning the redemption and payment of dividends and other statements that are other than statements of historical fact. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “would,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “forecast,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially.

Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this press release include, but are not limited to, our ability to execute our business plan or growth strategy, including utility infrastructure investments; potential incidents and other operating risks associated with our business; our ability to adapt to, and manage costs related to, advances in, or failures of, technology; impacts related to our aging infrastructure; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the success of our electric generation strategy; construction risks and natural gas costs and supply risks; fluctuations in demand from residential and commercial customers; fluctuations in the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demands; the attraction and retention of a qualified, diverse workforce and ability to maintain good labor relations; our ability to manage new initiatives and organizational changes; the actions of activist stockholders; the performance of third-party suppliers and service providers; potential cybersecurity attacks; increased requirements and costs related to cybersecurity; any damage to our reputation; any remaining liabilities or impact related to the sale of the Massachusetts Business; the impacts of natural disasters, potential terrorist attacks or other catastrophic events; the physical impacts of climate change and the transition to a lower carbon future; our ability to manage the financial and operational risks related to achieving our carbon emission reduction goals, including our Net Zero Goal; our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; any adverse effects related to our equity units; adverse economic and capital market conditions or increases in interest rates; inflation; recessions; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; continuing and potential future impacts from the COVID-19 pandemic; economic conditions in certain industries; the reliability of customers and suppliers to fulfill their payment and contractual obligations; the ability of our subsidiaries to generate cash; pension funding obligations; potential impairments of goodwill; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; potential remaining liabilities related to the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; changes in taxation; and other matters set forth in Item 1, “Business,” Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and matters set forth in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, some of which risks are beyond our control. In addition, the relative contributions to profitability by each business segment, and the assumptions underlying the forward-looking statements relating thereto, may change over time.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

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FOR ADDITIONAL INFORMATION

Media	Investors
Lynne Evosevich	Christopher Turnure
Corporate Media Relations	Investor Relations
(724) 288-1611	(614) 404-9426
levosevich@nisource.com	cturnure@nisource.com

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